SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003
                                                          --------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


           001-05767                                      54-0493875
           ---------                                      ----------
          (Commission                                  (I.R.S. Employer
           File No.)                                  Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (804) 527-4000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued March 17, 2003.


ITEM 9. REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, information is being furnished with respect to Circuit City Stores, Inc.'s press release, issued on March 17, 2003, announcing the declaration of a quarterly dividend of 1.75 cents per share of Circuit City Stores, Inc. Common Stock (NYSE:CC).

The related press release issued March 17, 2003, is filed as Exhibit No. 99.1 to this Report.










                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CIRCUIT CITY STORES, INC.



                         By:  /s/Philip J. Dunn
                              ------------------------------------------------
                               Philip J. Dunn
                               Senior Vice President, Treasurer,
                               Corporate Controller and
                               Chief Accounting Officer



Date:    March 18, 2003